UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 22, 2017

BIOTRICITY INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-201719	47-2548273
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

275 Shoreline Drive, Suite 150 Redwood City, California 94065	94065
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 590-4155

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [X]

Item 1.01	Entry into a Material Definitive Agreement.

On December 22, 2017, Biotricity Inc. (the “Company”) entered into a definitive securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Purchasers”) set forth on the signature pages of the Purchase Agreement for the purchase and sale of an aggregate of 450,164 shares of the Company’s common stock in a registered direct offering for gross proceeds of $2,475,901. The registered direct offering also closed on December 22, 2017 and the purchase price paid by the Purchasers was $5.50 per share. The form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The net proceeds to the Company from the offering, after deducting estimated offering expenses, are approximately $2.4 million.

The 450,164 shares of common stock were offered, and issued, pursuant to the Prospectus Supplement, dated December 22, 2017, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-222065) filed with the Securities and Exchange Commission on December 19, 2017.

The foregoing summary of the terms of the Purchase Agreement described herein is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

Item 8.01	Other Events.

The opinion delivered to the Company by Sichenzia Ross Ference Kesner LLP in connection with the sale of an aggregate of 450,164 shares of the Company’s common stock pursuant to the Purchase Agreement is being filed herewith in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933 and is incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-222065).

Item 9.01	Financial Statements and Exhibits.

Exhibit No	Exhibit

5.1	Opinion of Sichenzia Ross Ference Kesner LLP

10.1	Form of Securities Purchase Agreement

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 26, 2017

BIOTRICITY INC.

By:	/s/ Waqaas Al-Siddiq
Waqaas Al-Siddiq
Chief Executive Officer

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